Subsequent events	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Subsequent events

33	Subsequent events
a)	As disclosed in Note 23.1, item 3, in January 2026, the Company became aware of the filing of a Public Civil Action by the Public Defender’s Office and the Association of Entrepreneurs and Victims of Braskem, seeking compensation for material and moral damages allegedly suffered by entrepreneurs operating businesses in the border area of the map. Additionally, as a preliminary injunction, the plaintiffs request the creation of an emergency support fund for entrepreneurs, with an initial contribution of R$ 400 thousand by Braskem to subsidize loans for the benefit of the entrepreneurs. The plaintiffs assigned a value of R$ 2 billion to the claim. Based on the opinion of its external legal counsel, the Company classifies the likelihood of loss in this action as possible.
b)	In the first quarter of 2026, the Company was notified of two new tax assessments totaling R$ 1.2 billion, relating to various federal taxes offset against non-cumulative PIS and COFINS credits generated as a result of the exclusion of ICMS from the calculation bases of such contributions. Based on the opinion of its external legal counsel, the Company assesses the likelihood of loss in these actions as possible.

c)	On April 19, 2026, the Company received a correspondence from Novonor S.A. – Em recuperação Judicial ("Novonor"), NSP Investimentos S.A. ("NSP Inv."), and Shine I Fundo de Investimento em Participações Responsabilidade Limitada ("FIP"), communicating, among other matters, the execution of a Judicial Share Purchase and Sale Agreement and Other Provisions (Contrato de Compra e Venda Judicial de Ações e Outras Avenças) entered into among Novonor, NSP Inv., the FIP, and Shine I Fundo de Investimento em Direitos Creditórios Responsabilidade Limitada, investment funds managed by Vórtx Capital Gestora de Recursos Ltda. and advised by IG4 Sol Ltda., regulating, among other things, the terms and conditions for the judicial sale by NSP Inv. to the FIP of common shares and Class “A” preferred shares issued by Braskem, representing approximately 50.1% of the Company’s common shares and approximately 34.3% of its total share capital, in exchange for specified NSP Inv debentures to be delivered by the FIP to NSP Inv. The transaction is subject to conditions precedent, including required judicial and antitrust approvals and Petrobras’s non-exercise of its preemptive and tag-along rights, and the buyer is required to file for registration of a public tender offer for up to all outstanding Braskem shares on the same terms as the transaction. Upon closing, a new shareholders’ agreement between the buyer and Petrobras is expected to govern the exercise of shared control of Braskem.